UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Second Floor, 96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-292-8674
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02.  The unaudited quarterly financial information referred to therein is furnished as Exhibit 99.1 and Exhibit 99.2 to this report and incorporated by reference in this Item 2.02.

ITEM 7.01      REGULATION FD DISCLOSURE

            The unaudited quarterly financial information furnished with this report and incorporated by reference includes the unaudited quarterly combined statements of income of the Electronics Businesses of Tyco International Ltd. (“Electronics Businesses”) and the unaudited quarterly segment results of the Electronics Businesses for each of the four fiscal quarters for the fiscal year ended September 29, 2006 and for each of the first two fiscal quarters for the fiscal year ending September 28, 2007.

            This information should be read in conjunction with the combined financial statements and accompanying notes of the Electronics Businesses included in the Information Statement of Tyco Electronics Ltd. (“Tyco Electronics”) dated June 8, 2007, which is Exhibit 99.1 to the Current Report on Form 8-K of Tyco Electronics filed with the Securities and Exchange Commission on June 8, 2007.  The unaudited quarterly financial information has been prepared on the same basis as the audited combined financial statements and, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information set forth therein.  The unaudited quarterly financial information does not reflect the impairment charge that Tyco Electronics expects to take in connection with the previously announced disposition of its Power Systems business and does not reflect Power Systems as a discontinued operation.  This information may not reflect the results of operations that would have resulted had Tyco Electronics been operating as an independent, publicly-traded company during such periods. In addition, it is not necessarily indicative of Tyco Electronics future results of operations.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

            (d)        Exhibits

Exhibit No.	Description

99.1

Combined Statements of Income of the Electronics Businesses of Tyco International Ltd. for the fiscal quarterly periods ended December 30, 2005, March 31, 2006, June 30, 2006, September 29, 2006, December 29, 2006 and March 30, 2007 (Unaudited)

99.2

Segment Results of the Electronics Businesses of Tyco International Ltd. for the fiscal quarterly periods ended December 30, 2005, March 31, 2006, June 30, 2006, September 29, 2006, December 29, 2006 and March 30, 2007 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TYCO ELECTRONICS LTD.
(Registrant)

By:	/s/ Terrence R. Curtin
Terrence R. Curtin
Executive Vice President and Chief Financial Officer

Date: June 15, 2007